UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period from November 1, 2020 to November 30, 2020

Commission File Number of issuing entity 333-208463 and 333-230197-02
Central Index Key Number of issuing entity: 0001282663

World Financial Network Credit Card Master Note Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-208463-01 and 333-230197
Central Index Key Number of depositor: 0001139552

WFN Credit Company, LLC
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001007254

Comenity Bank
(Exact name of sponsor as specified in its charter)

Cynthia L. Hageman  (214) 494-3000
(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware	31-1772814
(State or other jurisdiction of incorporation or organization of the issuing entity)	(I.R.S. Employer Identification No.)

One Righter Parkway, Suite 100 Wilmington, Delaware	19803
(Address of principal executive offices of issuing entity)	(Zip Code)

(302) 529-6140
(Telephone number, including area code)

N/A
(Former Name, former address, if changed since last report)

Title of Class	Registered/reporting pursuant to (check one)			Name of exchange (If Section 12(b))
	Section 12(b)	Section 12(g)	Section 15(d)
Series 2016-A, Class A, Class M, Class B, Class C and Class D	☐	☐	☒
Series 2018-A, Class A, Class M, Class B	☐	☐	☒
Series 2018-B, Class A, Class M, Class B	☐	☐	☒
Series 2018-C, Class A, Class M, Class B	☐	☐	☒
Series 2019-A, Class A, Class M, Class B	☐	☐	☒
Series 2019-B, Class A, Class M, Class B	☐	☐	☒
Series 2019-C, Class A, Class M, Class B	☐	☐	☒

Indicate by check mark whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐ [Check]

PART I – DISTRIBUTION INFORMATION

Item 1.	Distribution and Pool Performance Information.

The response to Item 1 is set forth herein and in Exhibit 99.1 and the following tables.

A. Composition of the Trust Portfolio

The receivables to be conveyed to the trust have been or will be generated from transactions made by holders of credit card accounts included in the trust portfolio.

For purposes of the tables below, “Number of Accounts” refers to all accounts in the trust portfolio, including any accounts that are inactive accounts and zero-balance accounts, which in some cases may be closed accounts that have not yet been removed from the originator’s computer system and from the trust portfolio. The following information regarding the trust portfolio is as of November 30, 2020.  Because the future composition of the trust portfolio will change over time, these tables are not indicative of the composition of the trust portfolio at any subsequent time.
Composition by Retailer Type
Trust Portfolio
Retailer Type	Percentage of Total Principal Receivables
Soft goods	50.66%
Furniture	21.73%
Jewelry	11.74%
Co Brand	9.63%
Department Store	5.47%
Other	0.77%
Total(1)	100.00%
________________________________
(1)	Amounts and percentages may not add up to the total due to rounding.

The table immediately below sets forth the retailer groups that have credit card programs, or groups of credit card programs, that account for more than 7.5% of principal receivables balances in the trust portfolio as of November 30, 2020.  Except for the retailer groups listed below, no other retailer group’s credit card program, or group of credit card programs, accounts for more than 7.5% of the principal receivables in the trust portfolio as of November 30, 2020.
Composition by Retailer Group
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Retailer Group(1)	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
L Brands, Inc. Retail Group	14,173	24.26%	$$1,288,277	20.56%
Signet Retail Group	3,013	5.16%	698,954	11.15%
Other(2)	41,243	70.59%	4,280,138	68.29%
Total(3)	58,429	100.00%	$$6,267,369	100.00%
________________________________
(1)	Includes each individual retailer in the trust commonly owned by the retailer group.
(2)	Includes retailer groups representing less than 7.5% of the principal receivables in the trust portfolio and individual retailers not affiliated with a retailer group, irrespective of percentage.
(3)	Amounts and percentages may not add up to the total due to rounding.

Composition by Individual Retailer
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Retailer	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Victoria's Secret PL	14,143	24.20%	$1,288,064	20.55%
Wayfair PL	1,928	3.30%	478,466	7.63%
Kay Jewelers PL	2,195	3.76%	471,772	7.53%
Pottery Barn PL	1,280	2.19%	310,778	4.96%
Comenity Card	721	1.23%	308,155	4.92%
Lane Bryant PL	2,805	4.80%	279,887	4.47%
Express PL	2,656	4.54%	232,728	3.71%
Sony Visa CB	419	0.72%	230,882	3.68%
Torrid PL	1,248	2.14%	218,073	3.48%
Jared PLCC	711	1.22%	217,524	3.47%
Other Retailers(1)	30,324	51.90%	2,231,041	35.60%
Total(2)	58,429	100.00%	$6,267,369	100.00%
________________________________
(1)	Retailers individually representing a lesser percentage of principal receivables balances in the trust portfolio as of November 30, 2020.
(2)	Amounts and percentages may not add up to the total due to rounding.

Composition by Account Balance
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Credit Balance	179	0.31%	$(10,871)	(0.17%)
No Balance	48,364	82.77%	-	-
$0.01 - $50.00	1,070	1.83%	31,062	0.50%
$50.01 - $100.00	1,249	2.14%	93,268	1.49%
$100.01 - $150.00	962	1.65%	119,162	1.90%
$150.01 - $250.00	1,336	2.29%	263,023	4.20%
$250.01 - $350.00	803	1.37%	238,539	3.81%
$350.01 - $500.00	863	1.48%	364,438	5.81%
$500.01 - $1,000.00	1,744	2.98%	1,264,735	20.18%
$1,000.01 - $1,500.00	834	1.43%	1,018,185	16.25%
$1,500.01 or more	1,024	1.75%	2,885,827	46.05%
Total (1)	58,429	100.00%	$6,267,369	100.00%
________________________________
(1)	Amounts and percentages may not add up to the total due to rounding.

Composition by Credit Limit
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
No Credit Limit	800	1.37%	$4,494	0.07%
$0.01 - $100.00	981	1.68%	9,496	0.15%
$100.01 - $250.00	4,060	6.95%	97,772	1.56%
$250.01 - $350.00	1,679	2.87%	60,933	0.97%
$350.01 - $500.00	3,473	5.94%	152,283	2.43%
$500.01 - $750.00	8,205	14.04%	307,055	4.90%
$750.01 - $1,000.00	12,012	20.56%	410,700	6.55%
$1,000.01 - $1,250.00	3,317	5.68%	360,551	5.75%
$1,250.01 - $1,500.00	4,399	7.53%	402,900	6.43%
$1,500.01 - $2,000.00	5,115	8.75%	745,900	11.90%
$2,000.01 - $2,500.00	1,960	3.35%	557,675	8.90%
$2,500.01 or more	12,427	21.27%	3,157,611	50.38%
Total (1)	58,429	100.00%	$$6,267,369	100.00%
________________________________
(1)	Amounts and percentages may not add up to the total due to rounding.

Composition by Account Age
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Account Age Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Not More than 12 Months	3,959	6.78%	$1,003,205	16.01%
Over 12 Months to 24 Months	5,976	10.23%	741,874	11.84%
Over 24 Months to 36 Months	6,168	10.56%	665,888	10.62%
Over 36 Months to 48 Months	6,200	10.61%	617,755	9.86%
Over 48 Months to 60 Months	6,376	10.91%	560,598	8.94%
Over 60 Months	29,752	50.92%	2,678,049	42.73%
Total (1)	58,429	100.00%	$6,267,369	100.00%
________________________________
(1)	Amounts and percentages may not add up to the total due to rounding.

Cardholders whose accounts are designated for the trust portfolio had billing addresses in all 50 states, the District of Columbia and other U.S. territories, except for approximately 0.10% of the principal receivables balance for the trust for which cardholders had billing addresses located outside of the United States, the District of Columbia or other U.S. territories.  Except for the five states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total principal receivables balances as of November 30, 2020.

Composition by Billing Address
Trust Portfolio
State	Percentage of Total Number of Accounts	Percentage of Total Principal Receivables
Texas	8.76%	10.57%
California	9.67%	10.39%
Florida	8.17%	7.67%
New York	7.38%	6.90%
Illinois	4.50%	5.32%

The bank uses credit bureau scoring and a proprietary scoring model developed for the bank as tools in the underwriting process and for making credit decisions.  The bank uses credit bureau scoring and a proprietary scoring model also for purposes of monitoring obligor credit quality.  The bank’s proprietary scoring model is based on historical data and requires the bank to make various assumptions about future performance.  As a result, the bank’s proprietary model is not intended, and should not be relied upon, to forecast actual future performance.
Information regarding customer performance is factored into these proprietary scoring models to determine the probability of an account becoming 91 or more days past due or becoming charged off at any time within the next 12 months. Obligor credit quality is monitored at least monthly during the life of an account. The information in the table below is based on the most recent information available for each account in the trust portfolio. Because the future composition of the trust portfolio will change over time, obligor credit quality as shown in the table below is not indicative of obligor credit quality for the trust portfolio at any subsequent time. In addition, the bank’s assessment of obligor credit quality may change over time depending on the conduct of the cardholder and changes in the proprietary scoring models used by the bank.

Composition by Obligor Credit Quality
Trust Portfolio
(Dollars in Thousands)
Probability of an Account Becoming 91 or More Days Past Due or Becoming Charged-off (within the next 12 months)	Principal Receivables	Percentage of Total Principal Receivables
No Score	$26,065	0.42%
27.1% and higher	531,531	8.48%
17.1% – 27.0%	372,435	5.94%
12.6% – 17.0%	370,753	5.92%
3.7% – 12.5%	2,611,240	41.66%
1.9% – 3.6%	1,134,868	18.11%
Lower than 1.9%	1,220,477	19.47%
Total (1)	$6,267,369	100.00%
________________________________
(1)	Amounts and percentages may not add up to the total due to rounding.

B. Receivables Performance
The tables below contain performance information for the receivables in the trust portfolio for the eleven months ended November 30, 2020.  The composition of the trust portfolio is expected to change over time, including as a result of the addition of new accounts and as a result of the removal of accounts under certain circumstances.  The future performance of the receivables in the trust portfolio may be different from the historical performance set forth below.
All data set forth in the tables below is reported on a collected basis.  Average principal receivables outstanding is the average of the principal receivables balances at the beginning of each month in the period indicated. Fees include late fees and return check fees.

Delinquency and Loss Experience
The following tables set forth the aggregate delinquency and loss experience for cardholder payments on the credit card accounts in the trust portfolio for each of the dates or periods shown.
We generally expect that net losses and delinquencies in the trust portfolio will correlate with the general economy and unemployment rates. During the years that followed the global financial and economic crisis of 2008-2010, the trust portfolio experienced low levels of delinquencies and losses as the global economy recovered from such crisis.  Recent increased global economic volatility and cyclicality of the lending/credit markets may have an adverse effect on the trust portfolio. More specifically, increases in delinquencies and charge-offs could occur, particularly if conditions in the general economy deteriorate.

We cannot assure you that the future delinquency and loss experience for the receivables will be similar to the historical experience set forth below.

Receivables Delinquency Experience
Trust Portfolio
(Dollars in Thousands)

	As of November 30,
	2020
	Principal Receivables	Percentage of Total Principal Receivables
Total Principal Receivables	6,267,369
Principal Receivables Delinquent:
31-60 Days	107,045	1.71%
61-90 Days	73,377	1.17%
91-120 Days	59,084	0.94%
121-150 Days	44,704	0.71%
151 or More Days	59,737	0.95%
Total (1)	343,947	5.49%
________________________________
(1)	Amounts and percentages may not add up to the total due to rounding.

Account Delinquency Experience
Trust Portfolio
	As of November 30,
	2020
	Total Active Accounts	Percentage of Total Active Accounts
Total Active Accounts	10,064,864
Active Accounts Delinquent: (1)
31-60 Days	163,433	1.62%
61-90 Days	111,813	1.11%
91-120 Days	92,014	0.91%
121-150 Days	69,846	0.69%
151 or More Days	94,884	0.94%
Total (2)	531,990	5.29%
________________________________
(1)	Excludes Zero Balance Accounts.
(2)	Percentages may not add up to the total due to rounding.

Loss Experience
Trust Portfolio
(Dollars in Thousands)
Eleven Months Ended November 30,
2020
Average Receivables Outstanding	$6,759,642
Gross Charge-Offs (1)	$568,774
Recoveries (2)	$96,952
Net Charge-Offs (3)(4)	$471,822
Net Charge-Offs as a percentage of Average Receivables Outstanding (annualized) (5)	7.61%
________________________________
(1)	Gross Charge-Offs includes gross charge-offs of principal receivables.
(2)	Recoveries includes recoveries of principal and finance charge receivables and fees.
(3)	Net Charge-Offs equal Gross Charge-Offs minus Recoveries.
(4)	Amounts may not add up to the total due to rounding.
(5)	Annualized figures are not necessarily indicative of actual results for the entire year.

Revenue Experience
The gross revenues from finance charges and fees related to accounts in the trust portfolio for each of the periods shown are set forth in the following table. The figures reflected in the following table represent balances before deductions for charge-offs, returned merchandise, and customer disputes or other expenses and reductions due to fraud.
Revenue Experience
Trust Portfolio
(Dollars in Thousands)
Eleven Months Ended November 30,
2020
Average Receivables Outstanding	$6,759,642
Total Finance Charges and Fees	$2,075,892
Total Finance Charges and Fees as a percentage of Average Receivables Outstanding (annualized) (1)	33.50%
________________________________
(1)	Annualized figures are not necessarily indicative of actual results for the entire year.

C. Compliance with Underwriting Criteria
Review of Pool Asset Disclosure
In connection with this Form 10-D, the depositor has performed a review of the transferred receivables and the disclosure required to be included in this Form 10-D relating to the transferred receivables by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide reasonable assurance that the Rule 193 Information is accurate in all material respects.
The Rule 193 Information consisting of factual information was reviewed and approved by those officers and employees of the depositor, Comenity Bank (the “bank”) and their affiliates who are knowledgeable about such factual information. Counsel to the depositor and its affiliates reviewed the Rule 193 Information consisting of descriptions of portions of the transaction documents and compared that Rule 193 Information to the related transaction documents. Officers of the depositor and its affiliates also consulted with internal regulatory personnel and counsel with respect to the description of the legal and regulatory provisions that may materially and adversely affect the performance of the transferred receivables or payments on the notes.
Employees of the depositor and its affiliates populated the statistical information in this Form 10-D with respect to the transferred receivables using information derived from the bank’s database.  The statistical information in this Form 10-D relating to the transferred receivables was compared to information contained in the bank’s database regarding the attributes of such transferred receivables. As a result of such population and comparisons, the depositor determined that the statistical information relating to the transferred receivables is consistent with the bank’s database.

The depositor’s review of the receivables is supported by the control processes routinely used by the bank’s parent, Alliance Data Systems Corporation, in the operation of its business.  Alliance Data Systems Corporation achieves appropriate internal and external assurance work on its internal controls over financial reporting to maintain compliance with regulatory reporting requirements, including The Sarbanes-Oxley Act of 2002.  Such assurance work is designed to provide reasonable assurance regarding the reliability of financial reporting.  The nature, timing and extent of such assurance work are driven by risk-based assessments of the parent’s consolidated operations.  The assurance work includes a review of the financial information from which the disclosure required by Item 1111 of Regulation AB regarding the trust portfolio is derived.
With respect to the disclosure under “Compliance with Underwriting Criteria” below, the bank periodically engages in activities that are designed to monitor and measure compliance with its credit policies, including testing of automated approval systems and monthly monitoring and compliance checks with respect to credit line decisions that are ultimately made outside of the automated system, as more specifically described below.
Portions of the review of the legal, regulatory and statistical information were performed with the assistance of third parties engaged by the depositor.  The depositor determined the nature, extent and timing of the review and the level of assistance provided by the third parties. The depositor had ultimate authority and control over, and assumes all responsibility for, the review and the findings and conclusions of the review. The depositor attributes all findings and conclusions of the review to itself.
After undertaking the review described above, the depositor has concluded, with reasonable assurance, that the Rule 193 Information in this Form 10-D is accurate in all material respects.
Compliance with Underwriting Criteria
The bank makes virtually all underwriting and authorization decisions using an automated system that uses credit bureau scoring and a proprietary scoring model to determine an applicant’s risk. This automated system determines whether to approve or decline a customer’s request for credit based on this risk and also sets a maximum initial credit line on each approved customer’s account, in each case without any underwriter discretion.  In certain cases, the bank may further manually review applications that were initially declined through the automated process, either at the applicant’s request or in connection with the bank’s internal review process.  In such cases, the bank verifies relevant customer data, makes any necessary corrections to the customer data and re-evaluates such applications using the bank’s underwriting criteria.  The bank applies the same underwriting criteria in both the automated process, and during any manual reviews of applications initially declined through the automated process.
The bank’s credit risk group performs monthly testing on applications to ensure that the automated system is processing applications as intended.  A subset of the retailers are selected for testing each month, with each retailer being tested at least three times per year, on a four-month rolling basis.  For the selected retailers, the bank’s credit risk group validates that all the accounts originated in such retailer’s portfolio during the applicable month complied with the bank’s underwriting criteria.
In addition, the credit risk group monitored manual approvals during the period from October  2019 through October 2020 for the applications for all retailers that were initially declined by the automated system. Such monitoring determined that manually approved applications represented less than 0.01% of new applications during such period, which is consistent with the results of prior reviews. Accounts that are approved through the manual review process rather than the automated process, and are therefore considered exceptions, did not meet the bank’s initial underwriting policies for the following reasons: applicants with no or low credit score; missing or invalid applicant information or duplicate applications. The bank determined to include the receivables for which exceptions were identified in the trust portfolio because the fact that the accounts did not meet the bank’s initial underwriting policies would not have a material adverse effect on the trust, and therefore the exceptions do not cause the receivables to be ineligible for sale to the trust. Another compensating factor with respect to these exceptions is that the bank engages in ongoing monitoring of the files and adjusts the credit limits on accounts as necessary based on an updated measure of risk as determined by the behavioral scoring model that is calculated for active accounts.
The bank’s internal audit department also performs annual evaluations and testing of compliance with the bank’s credit card underwriting policy and process guidelines. Such evaluations and testing are designed to provide reasonable assurance that the application process produces credit accounts that comply with the bank’s underwriting policies. The internal audit department’s review of the credit line origination process completed in December 2019 consisted of independent reviews and testing of the automated execution of the credit risk management policies and standards, review of the credit risk group’s monthly testing and monitoring of credit application overrides, and an assessment of the design and operating effectiveness of change management controls for the credit risk management policies and standards. The audit validated that change management controls were functioning as designed. These audits produced no significant observations relating to the bank’s credit underwriting, manual approvals or credit line management processes.

D. Repurchase of Receivables

No assets securitized by the depositor and held by World Financial Network Credit Card Master Note Trust were the subject of a demand to repurchase or replace for breach of the representations and warranties during the distribution period from November 1, 2020 to November 30, 2020.

The depositor filed its most recent Form ABS-15G on January 31, 2020. The CIK number of the depositor is 0001139552.

Are there any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time?  Yes ☐     No ☒

In response to the COVID-19 pandemic, the Servicer has offered forbearance programs to certain accounts that provide for short-term modifications in the form of payment deferrals and late fee waivers to accounts that were current as of their most recent billing cycle prior to the announcement of the forbearance programs.  Those accounts receiving forbearance relief may not advance to the next delinquency cycle, including eventually to charge-off, in the same timeframe that would have occurred had the forbearance relief not been granted. Thus, delinquency data set forth in this Monthly Noteholder's Statement may be impacted by the forbearance relief granted in connection with the COVID-19 pandemic.

Are there any material breaches of pool asset representations and warranties or transaction covenants?  Yes ☐     No ☒

Are there any material changes in the solicitation, credit-granting, underwriting, origination or pool selection criteria or procedures?  Yes ☐     No ☒

For each of Series 2016-A, Series 2018-A, Series 2018-B, Series 2018-C, Series 2019-A, Series 2019-B, and Series 2019-C is the applicable Portfolio Yield averaged over any three consecutive Monthly Periods less than the applicable Base Rate averaged over such period?  Yes ☐     No ☒

Was the depositor required to designate additional accounts during the distribution period because: (i) the average Transferor Amount was less than the average Minimum Transferor Amount during any period of 30 consecutive days or (ii) the aggregate amount of principal receivables plus amounts in the Excess Funding Account was less than the Required Principal Balance on any business day during the distribution period?  Yes ☐     No ☒

Item 1A.	Asset-Level Information.

Not applicable.

Item 1B.	Asset Representations Reviewer and Investor Communication.

Not applicable.

Item 3.	Sales of Securities and Use of Proceeds.

Not applicable.

Item 5.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 7.	Change in Sponsor Interest in the Securities.

Not applicable.

Item 10.	Exhibits.

Exhibit No.	Document Description
99.1
Monthly Noteholder’s Statement for World Financial Network Credit Card Master Note Trust, Series 2016-A, Series 2018-A, Series 2018-B, Series 2018-C, Series 2019-A, Series 2019-B, and Series 2019-C for the December 15, 2020 Payment Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WFN Credit Company, LLC, as depositor

Dated: December 15, 2020	By:	/s/ Michael Blackham
	Name:	Michael Blackham
	Title:	Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description
99.1
Monthly Noteholder’s Statement for World Financial Network Credit Card Master Note Trust, Series 2016-A, Series 2018-A, Series 2018-B, Series 2018-C, Series 2019-A, Series 2019-B, and Series 2019-C for the December 15, 2020 Payment Date.